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                                                                    EXHIBIT 23.3


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses constituting part of this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated March 24, 1999 appearing on page F-2 of Apex Silver Mines Limited's Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the references to us under the heading "EXPERTS" in such Prospectuses.



PRICEWATERHOUSECOOPERS LLP

Denver, Colarado
September 7, 1999